                          SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant  /X/

     Filed by a Party other than the Registrant  / /

     Check the appropriate box:

     /X/  Preliminary Proxy Statement

     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     / /  Definitive Proxy Statement

     / /  Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             IOMEGA CORPORATION
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          -----------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------------


      5)  Total fee paid:

          -----------------------------------------------------------------


     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          -----------------------------------------------------------------

      2)  Form, Schedule or Registration Statement No.:

          -----------------------------------------------------------------

      3)  Filing Party:

          -----------------------------------------------------------------

      4)  Date Filed:

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
                               PRELIMINARY COPIES

                               IOMEGA CORPORATION
                              1821 West Iomega Way
                                Roy, Utah 84067
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 26, 1996

To the Stockholders:

    A Special Meeting of Stockholders (the "Special Meeting") of Iomega Corporation (the "Company") will be held at the offices of Hale and Dorr, 26th Floor, 60 State Street, on Friday, January 26, 1996 at 9:00 a.m., local time, to consider and act upon the following matters:

    1. To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 30,000,000 to 150,000,000 shares.

    2. To transact such other business incidental to the conduct of the Special Meeting as may properly come before it or any adjournment thereof.

    No other business is scheduled to come before the Special Meeting and no reports by management on the Company's business will be made. It is not expected that representatives of the Company will be available at the Special Meeting to answer questions other than with respect to procedural matters relating to the proposed amendment.

    Subject to the adoption of the proposed amendment, the Board of Directors has declared a three-for-one Common Stock split to be effected as a 200% stock dividend which is expected to be payable on or about January 31, 1996 to stockholders of record on January 15, 1996.

    Stockholders of record at the close of business on December 22, 1995 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors
                                          Donald R. Sterling, SECRETARY

Roy, Utah
December 27, 1995

      PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                               PRELIMINARY COPIES

                               IOMEGA CORPORATION
                              1821 West Iomega Way
                                Roy, Utah 84067
            PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 26, 1996

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Iomega Corporation (the "Company") for use at the Special Meeting of Stockholders to be held on Friday, January 26, 1996 and at any adjournment of that meeting (the "Special Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Special Meeting.

    At the close of business on December 22, 1995, the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting, there were outstanding and entitled to vote an aggregate of shares of Common Stock of the Company, $.03 1/3 par value per share ("Common Stock"), constituting all of the outstanding voting stock of the Company. Each share of Common Stock is entitled to one vote.

    The references in this Proxy Statement to shares of the Company's Common Stock do not give effect to the proposed three-for-one Common Stock split to be effected in the form of 200% Common Stock dividend, subject to the approval by the stockholders at the Special Meeting of the proposed amendment to the Company's Restated Certificate of Incorporation.

    This Proxy Statement, together with the accompanying Notice of Special Meeting and proxy, is being mailed to stockholders on or about December 27, 1995.

VOTE REQUIRED

    The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the Company's Restated Certificate of Incorporation. Shares which abstain from voting on the proposed amendment, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposed amendment, will not be voted in favor of the proposed amendment. Accordingly, abstentions and "broker non-votes" will have the effect of a vote against the proposed amendment.

BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of November 30, 1995 by
(i) each person or entity known to the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (ii) each of the Company's directors,
(iii) the  Company's President  and  Chief Executive  Officer  and each  of  the

Company's four other most highly compensated executive officers who were serving as executive officers on December 31, 1994, (iii) two former executive officers of Company who would have been among the four other most highly compensated executive officers but for the fact that they were not serving as executive officers on December 31, 1994 and (iv) all directors and executive officers of the Company as of November 30, 1995 as a group:

                                                                                 NUMBER OF SHARES     PERCENTAGE
                                                                                   BENEFICIALLY     OF OUTSTANDING
                                                                                     OWNER (1)        SHARES (2)
                                                                                 -----------------  ---------------
Idanta Partners Ltd. (3).......................................................        2,663,226          13.67%
  4660 La Jolla Village Drive
  Suite 775
  San Diego, CA 92122
Subsidiaries of Brinson Holdings, Inc. (4).....................................        1,132,624           5.82%
  209 South LaSalle
  Chicago, Illinois 60604
Dimensional Fund Advisors Inc. (5).............................................        1,108,525           5.69%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401
William H.J. Andersen (6)......................................................            7,300               *
Robert P. Berkowitz............................................................                0             --
Anthony L. Craig...............................................................           21,250               *
David J. Dunn (7)..............................................................        2,777,138          14.26%
Kim B. Edwards (8).............................................................          245,175           1.25%
Michael J. Kucha (9)...........................................................           12,586               *
John R. Myers (10).............................................................            7,250               *
John E. Nolan, Jr. (11)........................................................           22,500               *
The Honorable John E. Sheehan (12).............................................          102,000               *
Leon J. Staciokas (13).........................................................          215,029           1.12%
Anton J. Radman, Jr. (14)......................................................          221,069           1.13%
Srini Nageshwar (15)...........................................................           76,098               *
John G. Thompson (16)..........................................................           74,312               *
Farouk Al-Nasser (17)..........................................................              991               *
Phillip P. Krumb (18)..........................................................          205,325           1.05%
All current directors and executive officers as a group (17 persons) (19)......        3,899,151          19.23%

------------------------
*Less than 1%.

(1) The inclusion herein of any shares of Common Stock as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole investment and voting power with respect to the shares listed. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), each person is deemed to beneficially own any shares issuable upon the exercise of stock options that are currently exercisable or that become exercisable within 60 days after November 30, 1995 (and any reference in these footnotes to shares subject to stock options held by the stockholder in question refers only to such options).

(2) Number of shares deemed outstanding for purposes of calculating these percentages is comprised of the 19,475,853 shares outstanding as of November 30, 1995, plus any shares subject to stock options held by the person in question.

(3) David J. Dunn, a director of the Company, and Dev Purkayastha and Perse Failey are the general partners of Idanta Partners Ltd. and share voting and dispositive power with respect to such shares.

(4) Brinson Holdings, Inc. ("BHI") together with its direct subsidiary Brinson Partners, Inc. ("BPI"), a registered investment advisor, and its indirect subsidiary Brinson Trust Company ("BTC"), a bank, have filed a Schedule 13G with the SEC reporting the beneficial ownership of Common Stock as of December 31, 1994 and the foregoing information is derived from such
    Schedule 13G. BPI is the beneficial owner of 497,987 shares of Common Stock. BTC is the beneficial owner of 634,637 shares of Common Stock.

(5) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, has filed a Schedule 13G with the SEC reporting the beneficial ownership of Common Stock as of December 31, 1994, and the foregoing information is derived from such Schedule 13G. Dimensional is deemed to have beneficial ownership of 1,108,525 shares, all of which are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(6) Includes 6,250 shares subject to a stock option held by Mr. Andersen.

(7) Represents 2,663,226 shares held by Idanta Partners Ltd., of which Mr. Dunn is Managing General Partner, and 113,912 shares held by a family trust, of which Mr. Dunn is trustee.

(8) Includes 165,625 shares subject to stock options held by Mr. Edwards. Also includes 1,000 shares held by Mr. Edwards' wife, as to which Mr. Edwards disclaims beneficial ownership.

(9) Includes 2,500 shares held by Mr. Kucha as custodian for his children, as to which Mr. Kucha disclaims beneficial ownership. Also includes 86 shares held as co-trustee with his wife, as to which shares Mr. Kucha has shared voting and investment power, and 10,000 shares subject to stock options held by Mr. Kucha.

(10)Includes 6,250 shares subject to a stock option held by Mr. Myers.

(11)Includes 12,500 shares subject to a stock option held by Mr. Nolan.

(12)Includes 31,250 shares subject to a stock option held by Mr. Sheehan. Also includes 22,000 shares held by Mr. Sheehan's wife, as to which Mr. Sheehan disclaims beneficial ownership.

(13)Includes 200,000 shares subject to stock options held by Mr. Staciokas. Also includes 8,500 shares held by Mr. Staciokas' wife, as to which Mr. Staciokas disclaims beneficial ownership.

(14)Includes 3,225 shares held by Mr. Radman's wife, as to which Mr. Radman disclaims beneficial ownership. Also includes 37,502 shares held in trusts as to which Mr. Radman shares voting power and 178,745 shares subject to stock options held by Mr. Radman.

(15)Includes 75,000 shares subject to stock options held by Mr. Nageshwar.

(16)Includes 8,563 shares held jointly by Mr. Thompson and his wife and 64,000 shares subject to stock options held by Mr. Thompson.

(17)Mr. Al-Nasser ceased to serve as an executive officer of the Company effective January 17, 1994. Share ownership is as of December 31, 1994 and is based on the last Form 4 filed by Mr. Al-Nasser and Company records.

(18)Mr. Krumb ceased to serve as an executive officer of the Company on October 7, 1994. Share ownership is as of December 31, 1994 and is based on the last Form 4 filed by Mr. Krumb and Company records.

(19)Includes 805,362 shares subject to stock options and 2,663,226 shares held by Idanta Partners Ltd. Excludes shares and options held by Messrs. Al-Nasser and Krumb. See Notes (17) and (18).

          PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

    On December 14, 1995, the Board of Directors of the Company unanimously voted to recommend to the stockholders that the Company's Restated Certificate of Incorporation be amended to increase the number of authorized shares of Common Stock from 30,000,000 to 150,000,000 shares. THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT.

    The authorized Common Stock of the Company currently consists of 30,000,000 shares, $.03 1/3 par value per share, of which 19,475,853 shares were outstanding as of November 30, 1995 and approximately 2,197,811 additional shares were reserved for issuance pursuant to the Company's stock option and stock purchase plans or other outstanding obligations to issue shares of Common Stock. In addition, on December 14, 1995, the Company filed a registration statement with the Securities and Exchange Commission covering the registration of up to 2,012,500 shares of the Company's Common Stock (including shares to be issued upon exercise of an option to purchase additional shares solely to cover overallotments) in connection with a proposed public offering by the Company (the "Offering").

    On December 14, 1995, the Board of Directors also approved a three-for-one split of the issued shares of the Company's Common Stock, subject to stockholder approval of the proposed amendment. The stock split will be effected by means of 200% stock dividend to be payable on or about January 31, 1996 (the "Dividend Payment Date") to stockholders of record on January 15, 1996 (the "Dividend Record Date"). If the proposed amendment is adopted, each stockholder of record at the close of business on the Dividend Record Date will receive on or about the Dividend Payment Date two additional shares of Common Stock for each share of Common Stock owned of record by such stockholder on the Dividend Record Date. Each such stockholder will be entitled to receive a certificate or certificates representing such additional shares, which are expected to mailed to stockholders on or about the Dividend Payment Date. All outstanding certificates will remain outstanding and do not need to be replaced. Stockholders will be mailed stock certificates only for the additional shares to which they are entitled. The Board believes that a three-for-one split of the Common Stock will tend to broaden the market for the Common Stock, will encourage wider participation in the ownership of the Company and will be in the best interests of the Company and its stockholders. The stock split will not alter any stockholder's proportionate interest in the Company.

    The Board believes that the authorization of additional shares of Common Stock over and above the amount required to effect the stock split is desirable to provide shares for issuance in connection with possible future stock dividends, future financings, joint ventures, acquisitions and other general corporate purposes. Other than as described above, however, there are no existing plans, understandings or agreements for the issuance of any shares of Common Stock. If the amendment is adopted by the stockholders, the Board of Directors will have authority to issue shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future.

    In accordance with the terms of the Company's stock option and stock purchase plans and other outstanding obligations to issue shares of Common Stock, appropriate adjustments will be made to the number of shares of Common Stock reserved for issuance pursuant to such plans or obligations and the exercise price thereof. An adjustment will also be made in the number of shares proposed to be issued by the Company in the Offering.

    The stock split will have the effect of adjusting the outstanding Rights granted to the holders of the Common Stock under the terms of the Rights Agreement between the Company and The First National Bank of Boston dated July 28, 1989, as amended July 28, 1990 (the "Rights Agreement"). Such Rights are currently represented by the stock certificates representing the Common Stock. Upon the effectiveness of the stock split, each share of Common Stock, which currently represents an associated four-fifths of a Right as a result of the five-for-four stock split of the Common Stock effected in November 1994 by means of a 25% stock dividend, will thereafter represent an associated four-fifteenths of a Right. The stock split will also result in an adjustment of certain rights incident to the Company's Series C Junior Participating Preferred Stock, which has been reserved for issuance under certain circumstances described in the Rights Agreement, as provided in the Certificate of Designations with respect to the Series C Junior Participating Preferred Stock. Because of the nature of the Series C Preferred Stock's dividend, liquidation and voting rights, the value of four fifteen-hundredths of a share of Series C Preferred Stock purchasable upon exercise of the four-fifteenths of a Right associated with each share of Common Stock should approximate the value of one share of Common Stock.

    Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's Restated Certificate of Incorporation.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies for the Special Meeting at a cost to the Company of approximately $5,000 plus reimbursement of reasonable expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

    Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must have been received by the Company at its principal office in Roy, Utah, prior to November 8, 1995 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors
                                          Donald R. Sterling, SECRETARY

December 27, 1995

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THIS SPECIAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY                          IOMEGA CORPORATION                          PROXY
  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 1996

    The undersigned, revoking all prior proxies, hereby appoint(s) Kim B. Edwards and Donald R. Sterling, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Iomega Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts on January 26, 1996 at 9:00 a.m., local time, and at any adjournment thereof.

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED BELOW. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate his intent to vote in person.

    To  approve  an   amendment  to  the   Company's  Restated  Certificate   of
Incorporation increasing the number of authorized shares of Common Stock from 30,000,000 to 150,000,000 shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

             THIS PROXY IS SOLICITED ON BEHALF               Please sign exactly as name appears hereon. When shares are
         OF THE BOARD OF DIRECTORS OF THE COMPANY.           held by joint owners, both should sign. When signing as  an attorney,  executor,  administrator,  trustee  or guardian,
                                                             please  give  title  as  such.   If  a  corporation  or   a
                                                             partnership,    please    sign   by    authorized   person.
                                                             Signature:
                                                             ----------------------------------------------------------
                                                             Date:
                                                             ----------------------------------------------------------
                                                             Signature:
                                                             ----------------------------------------------------------
                                                             Date:
                                                             ----------------------------------------------------------